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                  AMENDMENT NO. 1 TO STOCK TRANSFER AGREEMENT

     This Amendment No. 1 to Stock Transfer Agreement (this "Amendment") is made as of September 1, 1998 by and among Mercury Exploration Company, a Texas corporation ("Mercury"), and Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI").

     WHEREAS, Mercury and JEDI are parties to a Stock Transfer Agreement dated as of April 9, 1998 (the "Agreement"); and

     WHEREAS, Mercury and JEDI desire to amend the Agreement as set forth below.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENT. The definition of "Shares" contained in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "SHARES" means the shares of QRI Common Stock acquired by JEDI pursuant to the Merger plus any additional shares of QRI Common Stock issued in respect of such shares pursuant to any stock split, stock dividend, recapitalization or similar transaction, or any New Securities into which such shares of QRI Common Stock are converted or for which such shares of QRI Common Stock are exchanged, plus any additional New Securities issued in respect of such New Securities pursuant to any stock split, stock dividend, recapitalization or similar transaction.

     2. CONTINUED VALIDITY. Except as specifically amended hereby, the Agreement remains in full force and effect pursuant to its terms.

     3. AMENDMENTS. This Amendment may be amended only by means of a written amendment signed by both of the parties hereto.

     4. COUNTERPARTS. For convenience of the parties hereto, this Amendment may be executed in any number of counterparts, each of such counterparts being deemed to be an original instrument, and all of such counterparts shall together constitute the same agreement.

     5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the principles of conflict of laws thereof.


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     6.   BINDING EFFECT.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and there respective successors and permitted assigns.

     7. HEADINGS. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     EXECUTED as of the date first written above.

                                  MERCURY EXPLORATION COMPANY


                                  By: /s/ Glenn Darden
                                     -----------------------------------------
                                  Name:   Glenn Darden
                                       ---------------------------------------
                                  Title:  Vice President
                                        --------------------------------------

                                  JOINT ENERGY DEVELOPMENT
                                  INVESTMENTS LIMITED PARTNERSHIP

                                  By: Enron Capital Management Limited
                                      Partnership, its General Partner

                                  By: Enron Capital Corp., its General Partner


                                  By:  /s/ Jesse E. Neyman
                                     -----------------------------------------
                                  Name:    Jesse E. Neyman
                                       ---------------------------------------
                                  Title: Agent and Attorney-in-Fact
                                        --------------------------------------


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